KEMPER EQUITY FUNDS/VALUE STYLE
                      Kemper-Dreman High Return Equity Fund
                           Kemper Small Cap Value Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                             DATED FEBRUARY 1, 1999
                            ------------------------

The following text replaces information in the section entitled "Investment Policies and Techniques":


Foreign Securities. Kemper-Dreman High Return Equity Fund and Kemper Small Cap Value Fund invest primarily in securities that are publicly traded in the United States; but, each has discretion to invest a portion of its assets in foreign securities that are traded principally in securities markets outside the United States. Each Fund may invest up to 20% of its assets in securities of foreign companies through the acquisition of American Depository Receipts ("ADRs"), which are bought and sold in the United States as well as through the purchase of securities of foreign companies that are publicly traded in the United States and the purchase of securities of foreign companies that are traded principally in securities markets outside the United States. In connection with its foreign securities investments, each Fund may, to a limited extent, engage in foreign currency exchange, options and futures transactions as a hedge and not for speculation.

Emerging Markets. While the Funds' investments in foreign securities will be principally in developed countries, Kemper-Dreman High Return Equity Fund and Kemper Small Cap Value Fund may make investments in developing or "emerging" countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle.
Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment manager believes that these characteristics can be expected to continue in the future.

Depository Receipts. Each Fund may invest up to 20% of its assets in securities of foreign companies through the acquisition of American Depository Receipts ("ADRs") as well as through the purchase of securities of foreign companies that are publicly traded in the United States and, in the case of Kemper-Dreman High Return Equity Fund and Kemper Small Cap Value Fund, the purchase of foreign companies that are traded principally in securities markets outside the United States. ADRs are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs.

Foreign Currency Options. The Kemper-Dreman High Return Equity Fund and Kemper Small Cap Value Fund may engage in foreign currency options transactions. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

Foreign Currency Futures Transactions. As part of its financial futures transactions (see "Financial Futures Contracts" and "Options on Financial Futures Contracts" above), each of the Kemper-Dreman

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High Return Equity Fund and Kemper Small Cap Value Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same
objectives  as  through  forward  foreign  currency   exchange   contracts  more
effectively and possibly at a lower cost.

Forward Foreign Currency Exchange Contracts. The Kemper-Dreman High Return Equity Fund and Kemper Small Cap Value Fund may engage in forward foreign currency transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. A Fund will not speculate in foreign currency exchange.



March 2, 1999